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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 APRIL 22, 2003


                             BOSTON PROPERTIES, INC.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                       1-13087               04-2473675
(State or other jurisdiction       (Commission File        (I.R.S. employer
       of incorporation)                Number)           Identification No.)


                              111 HUNTINGTON AVENUE
                           BOSTON, MASSACHUSETTS 02199
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 236-3300

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ITEM 12.          OTHER EVENTS

Following the issuance of a press release on April 22, 2003 announcing the Company's results for the first quarter ended March 31, 2003, the Company intends to provide supplemental information regarding the Company's operations that is to voluminous for a press release. The Company is attaching this supplementary operating and financial data as Exhibit 99.1 and the press release as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

Exhibit No.
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99.1     Boston Properties, Inc. Supplemental Operating and Financial Data
         for the quarter ended March 31, 2003.

99.2     The Boston Properties, Inc. press release dated April 22, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    April 22, 2003                         BOSTON PROPERTIES, INC.

                                                /s/   Douglas T. Linde
                                                -------------------------------
                                                By:  Douglas T. Linde
                                                     Chief Financial Officer